First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Payment Summary **
Collection Period Ended January 1, 2002

Available Amount to Note Holders:                                                           2,368,991.29

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)      Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                  548,420.39
          (b) Servicer Fees from current and prior Collection Period                           10,257.41
          (c) Servicing Charges inadvertantly deposited in Collection Account                         --
(iv)      Current and unpaid Back-up Servicing Fees                                               410.30
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                         2,347.03
          Adjustment to prior month premium amount                                                    --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                     --
          Adjustment to prior month Class A-1 Note Interest                                           --
          Class A-2 Note Interest                                                                     --
          Class A-3 Note Interest                                                                     --
          Class A-4 Note Interest                                                             106,454.36
(ix)      Class B-1 Note Interest                                                               2,493.35
(x)       Letter of Credit Bank Fee and unpaid amounts                                            199.18
(xi)      Class B-2 Note Interest                                                               2,335.81
(xii)     Class A-1 throught A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                     --
          Class A-2 Principal Distribution Amount                                                     --
          Class A-3 Principal Distribution Amount                                                     --
          Class A-4 Principal Distribution Amount                                           1,491,501.15
(xiii)    Note Insuer Reimbursement Amount                                                            --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal        32,423.94
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        32,423.94
(xvi)     Letter of Credit Reimbursement Amount                                                       --
(xvii)    Class B-3 Note Interest                                                               2,534.99
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal        32,423.94
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)      Letter of Credit Additional Reimbursement Amount                                            --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                        --
(xxii)    Remaining Amount to Residual Holder                                                         --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                          --
          Class A-2 additional Principal Distribution Amount                                          --
          Class A-3 additional Principal Distribution Amount                                          --
          Class A-4 additional Principal Distribution Amount                                   98,077.48
          Class B-1 additional Principal Distribution Amount                                    2,132.12
          Class B-2 additional Principal Distribution Amount                                    2,132.12
          Class B-3 additional Principal Distribution Amount                                    2,132.12

          Reviewed By:

          ---------------------------------------------
          Joel Cappon
          Controller, American Express Business Finance

"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Note Balance Rollforward
Collection Period Ended January 1, 2002

                        Initial        Beginning        Base         Additional        Total         Ending         Ending
                       Principal       Principal      Principal      Principal      Principal       Principal     Certificate
   Class                Balance         Balance      Distribution   Distribution   Distribution      Balance        Factor
-------------       --------------   -------------   ------------   ------------   ------------   -------------   -----------
Class A-1            32,998,000.00              --             --           --               --              --     0.0000000
Class A-2            85,479,000.00              --             --           --               --              --     0.0000000
Class A-3            51,527,000.00              --             --           --               --              --     0.0000000
Class A-4            38,238,000.00   20,117,359.98   1,491,501.15    98,077.48     1,589,578.64   18,527,781.34     0.4845385
                    --------------   -------------   ------------   ------------   ------------    ------------   -----------
Total Class A       208,242,000.00   20,117,359.98   1,491,501.15    98,077.48     1,589,578.64   18,527,781.34     0.0889724
Class B-1             4,527,000.00      434,570.17      32,423.94     2,132.12        34,556.06      400,014.11     0.0883619
Class B-2             4,527,000.00      434,570.17      32,423.94     2,132.12        34,556.06      400,014.11     0.0883619
Class B-3             4,527,000.00      434,570.17      32,423.94     2,132.12        34,556.06      400,014.11     0.0883619
                    --------------   -------------   ------------   ------------   ------------   -------------
Total               221,823,000.00   21,421,070.49   1,588,772.97   104,473.84     1,693,246.81   19,727,823.68

                                                              ADCPB at end of Collection Period   22,996,577.11
                                                Excess of ending ADCPB over ending note balance    3,268,753.43
                                                                                          Floor    4,527,025.86
                                                                                     Difference   (1,258,272.43)

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended January 1, 2002

Available Funds
    Collection Account balance, as of December 31, 2001                                 867,339.30
    Transfer payments due Collection Account from other Bankers Trust Accounts                  --
    Investment earnings on amounts in Collection Account                                  1,311.34
    Payments due Collection Account from last 3 business days of Collection Period      350,385.44
    Additional contribution for terminated trade-ups and rebooked leases                        --
    Servicer Advance on current Determination Date                                    1,149,955.21
                                                                                     -------------
    Available Funds on Payment Date                                                   2,368,991.29

Initial Unpaid Amounts inadvertantly deposited in Collection Account                            --
                                                                                     -------------
Remaining Available Funds                                                             2,368,991.29

Indemnity Payments paid inadvertantly deposited in Collection Account                           --
                                                                                     -------------
Remaining Available Funds                                                             2,368,991.29

Unreimbursed Servicer Advances
    Unreimbursed Servicer Advances due                                                  548,420.39
    Unreimbursed Servicer Advances paid                                                 548,420.39
                                                                                     -------------
    Unreimbursed Servicer Advances remaining unpaid                                             --
                                                                                     -------------
Remaining Available Funds                                                             1,820,570.90

Servicer Fees
    Servicer Fees due                                                                    10,257.41
    Servicer Fees paid                                                                   10,257.41
                                                                                     -------------
    Servicer Fees remaining unpaid                                                              --
                                                                                     -------------
Remaining Available Funds                                                             1,810,313.49

Servicer Charges inadvertantly deposited in Collection Account                                  --
                                                                                     -------------
Remaining Available Funds                                                             1,810,313.49

Back-up Servicer Fees
    Back-up Servicer Fees due                                                               410.30
    Back-up Servicer Fees paid                                                              410.30
                                                                                     -------------
    Back-up Servicer Fees remaining unpaid                                                      --
                                                                                     -------------
Remaining Available Funds                                                             1,809,903.20

Premium Amount
    Premium Amount due                                                                    2,347.03
    Premium Amount paid                                                                   2,347.03
                                                                                     -------------
    Premium Amount remaining unpaid                                                             --
                                                                                     -------------
Remaining Available Funds                                                             1,807,556.17

Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees
    Indenture Trustee Fee due                                                               291.67
    Indenture Trustee Fee paid                                                              291.67
                                                                                     -------------
    Indenture Trustee Fee remaining unpaid                                                      --
                                                                                     -------------
Remaining Available Funds                                                             1,807,264.50

Reimbursable Trustee Expenses per 7.07(a)(ii)
    Total Indenture Trustee Expenses due                                                        --
    Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                   75,000.00
                                                                                     -------------
    Total Indenture Trustee Expenses paid                                                       --
                                                                                     -------------
    Indenture Trustee Expenses unpaid                                                           --
Remaining Available Funds                                                             1,807,264.50

Class A-1 through A-4 Note Interest on a pari passu basis:

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended January 1, 2002

    Class A-1 Note Interest                                                                     --
    Class A-2 Note Interest                                                                     --
    Class A-3 Note Interest                                                                     --
    Class A-4 Note Interest                                                             106,454.36
                                                                                     -------------
    Total Class A Interest due                                                          106,454.36
                                                                                     -------------
Remaining Available Funds                                                             1,700,810.14

Class B-1 Note Interest
    Class B-1 Note Interest due                                                           2,493.35
    Class B-1 Note Interest paid                                                          2,493.35
                                                                                     -------------
   Class B-1 Note Interest remaining unpaid                                                     --
                                                                                     -------------
Remaining Available Funds                                                             1,698,316.79

Letter of Credit Bank Fee and unpaid amounts
    Letter of Credit Bank Fee due                                                           199.18
    Letter of Credit Bank Fee paid                                                          199.18
                                                                                     -------------
    Letter of Credit Bank Fee remainig unpaid                                                   --
                                                                                     -------------
Remaining Available Funds                                                             1,698,117.62

Class B-2 Note Interest
    Class B-2 Note Interest due                                                           2,335.81
    Class B-2 Note Interest paid                                                          2,335.81
                                                                                     -------------
    Class B-2 Note Interest remaining unpaid                                                    --
                                                                                     -------------
Remaining Available Funds                                                             1,695,781.80

Class A Base Principal Distribution
    Class A Base Principal Distribution Amount due                                    1,491,501.15
    Class A Note Principal Balance as of preceding Payment Date                      20,117,359.98
                                                                                     -------------
    Class A Base Principal Distribution Amount paid                                   1,491,501.15
                                                                                     -------------
    Class A Base Principal Distribution Amount remaining unpaid                                 --

    Class A-1 Note Principal Balance as of preceding Payment Date                               --
    Class A-1 Base Principal Distribution Amount paid                                           --
                                                                                     -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                         --
                                                                                     -------------

    Remaining Class A Base Principal Distribution Amount                              1,491,501.15
                                                                                     -------------

    Class A-2 Note Principal Balance as of preceding Payment Date                               --
    Class A-2 Base Principal Distribution Amount paid                                           --
                                                                                     -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                         --

    Remaining Class A Base Principal Distribution Amount                              1,491,501.15
                                                                                     -------------

    Class A-3 Note Principal Balance as of preceding Payment Date                               --
    Class A-3 Base Principal Distribution Amount paid                                           --
                                                                                     -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                         --

    Remaining Class A Base Principal Distribution Amount                              1,491,501.15
                                                                                     -------------

    Class A-4 Note Principal Balance as of preceding Payment Date                    20,117,359.98
    Class A-4 Base Principal Distribution Amount paid                                 1,491,501.15
                                                                                     -------------
    Class A-4 Note Principal Balance after distribution on Payment Date              18,625,858.83

Remaining Available Funds                                                               204,280.65

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended January 1, 2002

Note Insurer Reimbursement Amount
    Note Insuer Reimbursement Amount due                                                        --
    Note Insuer Reimbursement Amount paid                                                       --
                                                                                     -------------
    Note Insuer Reimbursement Amount remaining unpaid                                           --
Remaining Available Funds                                                               204,280.65

Class B-1 Base Principal Distribution
    Class B-1 Note Principal Balance as of preceding Payment Date                       434,570.17
    Class B-1 Base Principal Distribution due                                            32,423.94
    Class B-1 Base Principal Distribution paid                                           32,423.94
                                                                                     -------------
    Class B-1 Base Principal Distribution remaining unpaid                                      --
    Class B-1 Note Principal Balance after distribution on Payment Date                 402,146.23
Remaining Available Funds                                                               171,856.71

Class B-2 Base Principal Distribution
    Class B-2 Note Principal Balance as of preceding Payment Date                       434,570.17
    Class B-2 Base Principal Distribution due                                            32,423.94
    Class B-2 Base Principal Distribution paid                                           32,423.94
                                                                                     -------------
    Class B-2 Base Principal Distribution remaining unpaid                                      --
    Class B-2 Note Principal Balance after distribution on Payment Date                 402,146.23
Remaining Available Funds                                                               139,432.77

Letter of Credit Reimbursement Amount
    Letter of Credit Reimbursement Amount due                                                   --
    Letter of Credit Reimbursement Amount paid                                                  --
                                                                                     -------------
    Letter of Credit Reimbursement Amount remaining unpaid                                      --
Remaining Available Funds                                                               139,432.77

Class B-3 Note Interest
    Class B-3 Note Interest due                                                           2,534.99
    Class B-3 Note Interest paid                                                          2,534.99
                                                                                     -------------
    Class B-3 Note Interest remaining unpaid                                                    --
                                                                                     -------------
Remaining Available Funds                                                               136,897.78

Class B-3 Base Principal Distribution
    Class B-3 Note Principal Balance as of preceding Payment Date                       434,570.17
    Class B-3 Base Principal Distribution due                                            32,423.94
    Class B-3 Base Principal Distribution paid                                           32,423.94
                                                                                     -------------
    Class B-3 Base Principal Distribution remaining unpaid                                      --
    Class B-3 Note Principal Balance after distribution on Payment Date                 402,146.23
Remaining Available Funds                                                               104,473.84

Additional Payment to Noteholders due to Restricting Event
    Principal Amount paid to A noteholders, otherwise paid to B-1                               --
    Principal Amount paid to A noteholders, otherwise paid to B-2                               --
    Principal Amount paid to A noteholders, otherwise paid to B-3                               --
                                                                                     -------------
    Total Principal Amount paid to A noteholders, otherwise to be paid to B                     --
Remaining Available Funds                                                               104,473.84

    Principal Amount paid to B-1 noteholders, otherwise paid to B-2                             --
    Principal Amount paid to B-1 noteholders, otherwise paid to B-3                             --

    Principal Amount paid to B-2 noteholders, otherwise paid to B-3                             --
                                                                                     -------------
Remaining Available Funds                                                               104,473.84

Indenture Trustee Expenses in excess of Section 7.07(a)(ii)
    Indenture Trustee Expenses unpaid per above                                                 --

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended January 1, 2002

    Remaining Indenture Trustee Expenses paid                                                   --
                                                                                     -------------
    Remaining Indenture Trustee Expenses unpaid                                                 --
Remaining Available Funds                                                               104,473.84

Additional Letter of Credit Reimbursement Amount
    Additional Letter of Credit Reimbursement Amount due                                        --
    Additional Letter of Credit Reimbursement Amount paid                                       --
                                                                                     -------------
    Additional Letter of Credit Reimbursement Amount remaining unpaid                           --
Remaining Available Funds                                                               104,473.84

Other Amounts Due Servicer under Servicing Agreement
    Other Amounts Due Servicer under Servicing Agreement due                                    --
    Other Amounts Due Servicer under Servicing Agreement paid                                   --
                                                                                     -------------
    Other Amounts Due Servicer under Servicing Agreement remaining unpaid                       --
Remaining Available Funds                                                               104,473.84

Difference between excess of ADCPB over Ending Note Balances and Floor                1,362,746.27

Amount Payable to Residual Holder                                                               --
Remaining Available Funds to Note Holders                                               104,473.84

Class A Additional Principal Distribution
    Remaining Available Funds to Note Holders                                           104,473.84
    Adjusted Principal Distribution Sharing Ratio                                           93.878%
                                                                                     -------------
    Additional Principal Distribution to Class A                                         98,077.48

    Class A Note Principal Balance after payment above                               18,625,858.83
                                                                                     -------------
    Class A additional Principal Distribution Amount paid                               98,077.48
                                                                                     -------------
    Excess cash after payment of additional Class A Principal Distribution                      --

    Class A-1 Note Principal Balance after payment above                                        --
    Class A-1 additional Principal Distribution Amount paid                                     --
                                                                                     -------------
    Class A-1 Note Principal Balance after distribution on Payment Date                         --
                                                                                     -------------

    Remaining Class A additional Principal Distribution Amount                           98,077.48
                                                                                     -------------

    Class A-2 Note Principal Balance after payment above                                        --
    Class A-2 additional Principal Distribution Amount paid                                     --
                                                                                     -------------
    Class A-2 Note Principal Balance after distribution on Payment Date                         --

    Remaining Class A additional Principal Distribution Amount                           98,077.48
                                                                                     -------------

    Class A-3 Note Principal Balance after payment above                                        --
    Class A-3 additional Principal Distribution Amount paid                                     --
                                                                                     -------------
    Class A-3 Note Principal Balance after distribution on Payment Date                         --

    Remaining Class A additional Principal Distribution Amount                           98,077.48
                                                                                     -------------

    Class A-4 Note Principal Balance after payment above                             18,625,858.83
    Class A-4 additional Principal Distribution Amount paid                              98,077.48
                                                                                     -------------
    Class A-4 Note Principal Balance after distribution on Payment Date              18,527,781.34

Class B-1 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                           104,473.84
    Adjusted Principal Distribution Sharing Ratio                                            2.041%
                                                                                     -------------
    Additional Principal Distribution to Class B-1                                        2,132.12

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Priority of Payments
Collection Period Ended January 1, 2002

    Class B-1 Note Principal Balance after payment above                                402,146.23
    Class B-1 additional Principal Distribution paid                                      2,132.12
                                                                                        ----------
    Class B-1 Note Principal Balance after distribution on Payment Date                 400,014.11

Class B-2 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                           104,473.84
    Adjusted Principal Distribution Sharing Ratio                                           2.041%
                                                                                        ----------
    Additional Principal Distribution to Class B-2                                        2,132.12

    Class B-2 Note Principal Balance after payment above                                402,146.23
    Class B-2 additional Principal Distribution paid                                      2,132.12
                                                                                        ----------
    Class B-2 Note Principal Balance after distribution on Payment Date                 400,014.11

Class B-3 Additional Principal Distribution
    Remaining Available Funds to Note Holders                                           104,473.84
    Adjusted Principal Distribution Sharing Ratio                                            2.041%
                                                                                        ----------
    Additional Principal Distribution to Class B-3                                        2,132.12

    Class B-3 Note Principal Balance after payment above                                402,146.23
    Class B-3 additional Principal Distribution paid                                      2,132.12
                                                                                        ----------
    Class B-3 Note Principal Balance after distribution on Payment Date                 400,014.11

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Fee Calculation
Collection Period Ended January 1, 2002

Calculation of Base Principal Amount
      ADCPB, beginning of Collection Period                                  24,617,774.01
      ADCPB, end of Collection Period                                        22,996,577.11
                                                                             -------------
      Base Principal Amount                                                   1,621,196.90

Unreimbursed Servicing Advances
      Unreimbursed Servicing Advances from previous Collection Period         1,230,511.18
      Servicing Advances collected during the current Collection Period         682,090.79
                                                                             -------------
      Unreimbursed Servicing Advances as of current Determination Date          548,420.39

Calculation of Interest Due
              Beginning                  Current                 Total
              Principal     Interest    Interest     Overdue    Interest
  Class        Balance        Rate        Due       Interest      Due
---------   -------------   --------   ----------   --------   ----------
Class A-1              --    5.7325%           --         --           --
Class A-2              --    6.3500%           --         --           --
Class A-3              --    6.3500%           --         --           --
Class A-4   20,117,359.98    6.3500%   106,454.36         --   106,454.36
Class B-1      434,570.17    6.8850%     2,493.35         --     2,493.35
Class B-2      434,570.17    6.4500%     2,335.81         --     2,335.81
Class B-3      434,570.17    7.0000%     2,534.99         --     2,534.99
            -------------              ----------   --------   ----------
            21,421,070.49    6.3761%   113,818.52         --   113,818.52

Calculation of Principal Due
              Base           Base                       Total
            Principal      Principal      Overdue     Principal
  Class     Amount Pct.      Amount      Principal       Due
---------   -----------   ------------   ---------   ------------
Class A        92.0%      1,491,501.15      --       1,491,501.15
Class B-1       2.0%         32,423.94      --          32,423.94
Class B-2       2.0%         32,423.94      --          32,423.94
Class B-3       2.0%         32,423.94      --          32,423.94
                          ------------   ---------   ------------
                          1,588,772.97      --       1,588,772.97

Calculation of Servicer Fee
      ADCPB as of the prior Calculation Date                                24,617,774.01
      Servicer Fee Rate                                                             0.500%
      One-twelfth                                                                    1/12
                                                                            -------------
      Servicer Fee due current period                                           10,257.41
      Prior Servicer Fee arrearage                                                     --
                                                                            -------------
      Servicer Fee due                                                          10,257.41

Calculation of Back-up Servicer Fee
      ADCPB as of the prior Calculation Date                                24,617,774.01
      Back-up Servicer Fee Rate                                                     0.020%
      One-twelfth                                                                    1/12
                                                                            -------------
      Back-up Servicer Fee due Current Period                                      410.30
      less overpayment from prior period                                               --
      Prior Back-up Servicer Fee Arrearage                                             --
                                                                            -------------
      Back-up Servicer Fee due                                                     410.30

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended January 1, 2002

Calculation of Premium Amount
      Class A Principal Amount as of the immediately preceding Collection Period             20,117,359.98
      Premium Rate                                                                                   0.140%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Premium Amount due Current Period                                                           2,347.03
      Prior Premium Amount arrearage                                                                    --
                                                                                            --------------
      Total Premium Amount due                                                                    2,347.03

Indenture Trustee Fee (per Payment Date)
      Indenture Trustee Fee (per Payment Date)                                                      291.67
      Prior Indenture Trustee Fee arrearage                                                             --
                                                                                            --------------
      Total Indenture Trustee Fee due                                                               291.67

Calculation of Letter of Credit Bank Fee
      Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)           434,570.17
      Letter of Credit Bank Fee Rate                                                                  0.55%
      One-twelfth                                                                                     1/12
                                                                                            --------------
      Letter of Credit Bank Fee due Current Period                                                  199.18
      Letter of Credit Bank Fee arrearage                                                               --
                                                                                            --------------
      Total Letter of Credit Bank Fee arrearage due                                                 199.18

Letter of Credit Reimbursement Amount
      Letter of Credit Reimbursement Amount due current period                                          --
      Prior Letter of Credit Reimbursement Amount arrearage                                             --
                                                                                            --------------
      Total Letter of Credit Reimbursement Amount due                                                   --

Indenture Trustee Expenses
      Indenture Trustee Expenses due                                                                    --
      Prior Indenture Trustee Expenses arrearage                                                        --
                                                                                            --------------
      Total Indenture Trustee Expenses due                                                              --

Additional Letter of Credit Reimbursement Amount
      Additional Letter of Credit Reimbursement Amount due current period                               --
      Prior Additonal Letter of Credit Reimbursement Amount arrearage                                   --
                                                                                            --------------
      Total Additional Letter of Credit Reimbursement Amount due                                        --

Other Amounts Due Servicer under Servicing Agreement
      Other Amounts Due Servicer under Servicing Agreement - current period                             --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                            --
                                                                                            --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                        --

Floor Calculation
      Initial ADCPB                                                                         226,351,292.85
      Floor percent                                                                                   2.00%
                                                                                            --------------
      Floor                                                                                   4,527,025.86

      ADCPB as of end of immediately preceding Collection Period                             22,996,577.11

      Aggregate Note Balances prior to any payment on current Payment Date                   21,421,070.49
      Payments on payment date prior to application of Floor Amount, if any
      Class A                                                                                 1,491,501.15

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended January 1, 2002

      Class B-1                                                                                  32,423.94
      Class B-2                                                                                  32,423.94
      Class B-3                                                                                  32,423.94
                                                                                             -------------
      Total Base Principal Amount distributions on current payment date                       1,588,772.97
                                                                                             -------------
      Aggregate Note Balance after payment of Base Principal Amount                          19,832,297.52
                                                                                             -------------
      Excess of ADCPB over Ending Note Balances                                               3,164,279.58

      Difference between excess and floor                                                     1,362,746.27

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Tests
Collection Period Ended January 1, 2002

Restricting Event Determination:

                                                                                                                   Yes/No
                                                                                                                   ------
   A) Event of Servicer Termination (Yes/No)                                                                         No
   B) Note Insuer has Made a Payment (Yes/No)                                                                        No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                                   No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                                                No

Events of Default: Section 8.01 of Indenture

                                                                                                                   Yes/No
                                                                                                                   ------
   A) Failure to distribute to the Noteholders all or part of any payment of
   Interest requried to be made under the terms of such Notes or the
   Indenture when due; and,                                                                                          No

   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the OuststandingNotes as of such
   Payment Date to the extent that sufficient Available Funds are on depositin the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
   Maturity Date, the Class A-3 Maturity Date,the Class A-4 Maturity Date, the
   Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
   Maturity Date, as thecase may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
   Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case
   may be.                                                                                                           No

Events of Servicer Termination: Section 6.01 of Servicing Agreement

Section       Event                                                                                                Yes/No
-----------   ---------------------------------------------------------------------------------------------------  ------
6.01(i)       Failue to make payment requried                                                                        No
6.01(ii)      Failue to submit Monthly Statement                                                                     No
6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                                    No
6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                                          No
6.01(v)       Servicer files a volunatry petition for bankruptcy                                                     No
6.01(vi)      Order of judgement in excess of $500,000                                                               No
6.01(vii)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dimissed within 60 days    No
6.01(viii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                              No
6.01(ix)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.                           No

First Sierra Equipment Contract Trust Series 1997-1
First Sierra Receivables IV, Inc.
Monthly Servicer Certificate - Trigger Account Calculations
Collection Period Ended January 1, 2002

Gross Charge Event Calculation:

                                                                                                Result
                                                                                                ------
Gross Charge Off Ratio Current Period                                                           -1.61%
Gross Charge Off Ratio Prior Period                                                             -2.02%
Gross Charge Off Ratio Second Prior Period                                                      -1.81%
                                                                                                ------
Average of Gross Charge Off Ratio for Three Periods                                             -1.81%
Maximum Allowed                                                                                  2.50%

Gross Charge Off Ratio:
-----------------------

                            ADCPB of                                                 Gross Charge Off Ratio
                          All Defaulted     Less                                          Charge Offs/
                           Contracts      Recoveries   Charge Offs      ADCPB                ADCPB
                          -------------   ----------   -----------   -------------   ----------------------
Current Period                  0.00       30,814.04    -30,814.04   22,996,577.11          -1.61%
Prior Period                1,460.38       42,803.80    -41,343.42   24,617,774.01          -2.02%
Second Prior Period             0.00       39,869.14    -39,869.14   26,385,525.48          -1.81%

Delinquency Event Calculation:

                                                                                               Results
                                                                                               -------
Delinquency Trigger Ratio Current Period                                                         5.33%
Delinquency Trigger Ratio Prior Period                                                           4.35%
Delinquency Trigger Ratio Second Prior Period                                                    3.94%
                                                                                                 ----
Average of Delinquency Trigger Ratios                                                            4.54%
Maximum Allowed                                                                                  7.50%

Delinquency Trigger Ratio:
--------------------------

                           A                 B                   A/B
                           -                 -                   ---
                        ADCPB of          ADCPB of
                     Contract > 30   Days All Contracts   Delinquency Trigger
                       Past Due       As of Month-End           Ratio:
                     -------------   ------------------   -------------------
Current Period        1,225,039.27      22,995,605.74           5.33%
Prior Period          1,070,671.83      24,617,774.01           4.35%
Second Prior Period   1,040,058.13      26,389,109.25           3.94%

                                                   ADCPB      Delinquency Ratio
                                                 ----------   -----------------
Current                                          21,770,566         94.67%
31-60 Days Past Due                                 426,705          1.86%
61-90 Days Past Due                                 220,502          0.96%
91+ Days Past Due                                   577,833          2.51%
                                                 ----------        ------
TOTAL                                            22,995,606        100.00%

Substitution Limits

ADCPB as of Cut-Off Date                                                                226,351,292.85
Maximum Substitution (10% of Initial)                                                    22,635,129.29

Prior month Cumulative ADCPB Substituted                                                  3,480,341.04
Current month ADCPB Substituted                                                              90,999.26
                                                                                        --------------
Cumulative ADCPB Substituted                                                              3,571,340.30